Vanguard Short-Term Inflation-Protected

Securities Index Fund Summary Prospectus

October 10, 2012

Admiral™ Shares for Participants

Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares (VTAPX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
October 10, 2012, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than five years.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee (other than on reinvested dividends and capital gains)	0.25%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$35	$57

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than five years.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed three years.

Primary Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund’s performance could be hurt by:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate due to a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be five years or less, interest rate risk is expected to be low for the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund began operations on October 10, 2012, so performance information is not yet available.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in October 2012.

Gemma Wright-Casparius, Principal of Vanguard. She has co-managed the Fund since its inception in October 2012.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares—Fund Number 567

CFA® is a trademark owned by CFA Institute.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 567 102012